UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_]  Preliminary proxy statement
[_]  Confidential,  for  use  of the  Commission  only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive proxy statement
[_]  Definitive additional materials
[_]  Soliciting material under ss.240.14a-12

                                    MMC ENERGY, INC.
--------------------------------------------------------------------------------
                      (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[_]   $125 per Exchange Act Rules 0-11(c)(i)(ii),  14a-6(i)(ii), 14a-6(i)(4) and
      0-11.
[_] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:
            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:
            --------------------------------------------------------------------

      (5)   Total fee paid:
            --------------------------------------------------------------------

[_]   Fee paid previously by written preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:
            --------------------------------------------------------------------

      (3)   Filing party:
            --------------------------------------------------------------------

      (4)   Date filed:
            --------------------------------------------------------------------

                                MMC ENERGY, INC.
                             26 BROADWAY, SUITE 907
                            NEW YORK, NEW YORK 10004
                                 (212) 977-0900

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 19, 2006

         A special meeting of stockholders of MMC Energy, Inc. ("we", "our" or "MMC Energy"), a Nevada corporation, will be held on September 19, 2006, at 3:00 p.m., local time, at the Pierre Hotel in New York located on 2 East 61st St. in the Wedgwood Room, for the following purposes:

      1. To approve the reincorporation of MMC Energy in the State of Delaware;

      2. To approve an amendment to increase the size of the Company's 2006 Stock Incentive Plan; and

      3. To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

         The foregoing matters are described in more detail in the enclosed proxy statement. The Board of Directors has fixed the close of business on August 10, 2006 as the record date for the determination of the stockholders entitled to notice of, and to vote at the special meeting and any postponement or adjournment thereof. Only those stockholders of record of the company as of the close of business on that date will be entitled to vote at the special meeting or any postponement or adjournment thereof.

         We cordially invite all stockholders to attend the special meeting in person. HOWEVER, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. No postage is required if you mail the proxy in the United States. Stockholders who attend the special meeting may revoke their proxy and vote their shares in person.

                                          By Order of the Board of Directors,



                                          /s/Denis Gagnon
                                          ---------------------------
                                          Secretary


New York, New York
August 22, 2006

                                MMC ENERGY, INC.
                             26 BROADWAY, SUITE 907
                            NEW YORK, NEW YORK 10004
                                 (212) 977-0900

                                 PROXY STATEMENT

         Your vote at the special meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the special meeting and was prepared by our management for the Board of Directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about August 21, 2006.

                        GENERAL INFORMATION ABOUT VOTING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

         At the Special Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement. They are:

         (1)      To approve our reincorporation in Delaware; and

         (2)      To approve an amendment to our  2006 Executive Incentive Plan.

         WHAT IS ENTAILED BY THE REINCORPORATION?

         We are incorporated in Nevada and, as such, are governed by Nevada law. As a result of the reincorporation, we will be reincorporated in Delaware and governed by the Delaware corporate law.

         The reincorporation will be effected by our merger into a wholly-owned subsidiary of ours that was incorporated under Delaware law solely for this purpose. The Delaware subsidiary, which also is named "MMC Energy, Inc.," will be the surviving corporation in the merger, and is sometimes referred to in this Proxy Statement as "MMC-DELAWARE." A copy of the Agreement and Plan of Merger, or Merger Agreement, by which the reincorporation will be effected is attached to this Proxy Statement as Appendix A. Approval of the proposed reincorporation also will constitute approval of the Merger Agreement.

          In the reincorporation, each outstanding share of our common stock will automatically be converted into one share of common stock of MMC-Delaware. Outstanding options and warrants to purchase shares of our common stock likewise will become options and warrants to purchase the same number of shares of common stock of MMC-Delaware, with no change in the exercise price or other terms or provisions of the options and warrants.

         Our  name,  business,   directors,   officers,  employees,  assets  and
liabilities and the location of our offices will remain unchanged by the reincorporation.

         HOW WILL THE REINCORPORATION AFFECT OUR RIGHTS AS STOCKHOLDERS?

         Your rights as stockholders currently are governed by Nevada law and the provisions of our Articles of Incorporation and Bylaws. As a result of the reincorporation, you will become stockholders of MMC-Delaware with rights governed by Delaware law and the provisions of the Certificate of Incorporation and the Bylaws of MMC-Delaware, which differ in some important respects from your current rights. These important differences are discussed in this Proxy Statement under "Proposal No.1 - Approval of Reincorporation in Delaware; Comparison of the Certain Rights of Stockholders Under Nevada and Delaware Law."

         ARE   DISSENTERS'    RIGHTS    AVAILABLE   IN   CONNECTION   WITH   THE
REINCORPORATION?

         Yes. Nevada law affords stockholders dissenters' rights in connection with the reincorporation. If you choose to exercise your dissenters' rights, you will be entitled to be paid the fair value of your shares of our common stock as determined by judicial valuation, which could be more than, or less than, the market value of your shares based upon the trading price of MMC-Delaware common stock that you otherwise would receive in the reincorporation. To exercise your dissenters' rights, you must follow specific procedures under Nevada law. If you do not follow these procedures exactly, you will lose your dissenters' rights.

         SHOULD I SEND IN MY STOCK CERTIFICATES?

         No. Do not send us your stock certificates. Following the reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales through a broker, or otherwise, of shares of MMC-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of MMC-Delaware, and if you do so, it will be at your own cost.

         WHAT ARE THE TAX CONSEQUENCES TO ME?

         The reincorporation is intended to qualify as a tax-free organization for U.S. federal income tax purposes. If the reincorporation does so qualify, no gain or loss would generally be recognized by our U.S. stockholders upon conversion of their shares of our common stock into shares of common stock of MMC-Delaware pursuant to the reincorporation. We believe that there will be no tax consequences to our U.S. stockholders. We urge stockholders to consult their own tax advisors regarding the tax consequences of the reincorporation.

         WHO CAN VOTE?

         You can vote your shares if our records show that you owned shares of our common stock as of August 10, 2006. On that date, a total of 47,625,968 shares of common stock were outstanding and entitled to vote at the special meeting. Each stockholder is entitled to one vote for each share of common stock held by such stockholder. The enclosed proxy card shows the number of shares you can vote.

         HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the special meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxy holders named on the proxy card will vote your shares as you instruct.

         WHAT IF OTHER MATTERS COME UP AT THE SPECIAL MEETING?

         The matters described in this proxy statement are the only matters we know will be voted on at the special meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they determine, in their discretion.

         CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. At any time before the vote on a proposal, you can change your vote either by giving our corporate secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

         CAN I VOTE IN PERSON AT THE SPECIAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the special meeting and vote your shares in person.

         WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

         If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

         WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

         It means you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

         HOW ARE VOTES COUNTED?

         We will hold the special meeting if there is a quorum. In order to have a quorum, the holders of a majority of our issued and outstanding shares of common stock must either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will he counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

         If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit, but only on matters that are determined to be routine (and on which such brokers are permitted to vote under the rules applicable to them) and not on any other proposal. Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

         WHO PAYS FOR THIS PROXY SOLICITATION?

         MMC does. In addition to sending you these materials, some of our directors and employees may contact you by telephone, by mail, or in person. None of our directors or employees will receive any extra compensation for any such solicitation.

                        EXECUTIVE OFFICERS OF THE COMPANY

    NAME                 AGE              POSITION WITH THE COMPANY
    ----                 ---              -------------------------
Karl Miller              40          Chairman and Chief Executive Officer
Martin Quinn             58    Director, President and Chief Operating Officer
Denis Gagnon             34               Chief Financial Officer


         KARL MILLER, age 40, has been our Chairman and Chief Executive Officer since May 2006. Mr. Miller served as Chief Executive Officer of MMC Energy North America, LLC, our predecessor, from August 2002 until MMC North America's merger with High Tide Ventures to form MMC Energy, Inc. in May 2006. From October 2001 to January 2002, Mr. Miller served as a Senior Advisor, Europe, to Statkraft SF (Statkraft Energy Europe) an owner and manager of energy assets in Scandinavia. From January 2001 to October 2001, Mr. Miller was Senior Vice President, Head of Marketing, Business Development and Structured Transactions in North America for PG&E Corporation. Prior to that time, Mr. Miller held various executive operational and financial positions in the energy producing sector including Electricite de France, El Paso Energy and Chase Manhattan Bank. Mr. Miller holds an MBA from the Kenan-Flagler Business School at the University of North Carolina. He also holds a B.A. in Accounting from Catholic University located in Washington, D.C.

         MARTIN QUINN, age 55, has been a director and our President and Chief Operating Officer since May 2006. Mr. Quinn served as Chief Operating Officer of MMC Energy North America from March 2005 until MMC North America's merger with High Tide Ventures to form MMC Energy, Inc. in May 2006. Prior to that time, he served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Ridgewood Power, an independent power company with over 80 plants in the US, Europe and the Middle East from February 1996 to May 2003. At Ridgewood Power he managed all financial and operational aspects of the company. Prior to that, Mr. Quinn was the officer in-charge of the M&A function at Brown-Forman Corporation and NERCO, Inc., both Fortune 300 companies, and he has been Chief Financial Officer of NORSTAR Energy and Controller of NERCO Inc., both energy companies. Mr. Quinn received his Bachelor of Science degree in Accounting and Finance from the University of Scranton, and is a Certified Public Accountant.

         DENIS GAGNON, age 34, has been a director and our Chief Financial Officer since May 2006. Mr. Gagnon served as Chief Financial Officer of MMC North America from February 2005 until MMC Energy North America's merger with High Tide Ventures to form MMC Energy, Inc. in May 2006. Prior to that time, Mr. Gagnon served as Vice President at Deutsche Bank - Corporate Investments since June 2000 covering its venture capital, Latin America and Asia/Pacific private equity portfolios. Prior to that, Mr. Gagnon was an Associate at Gefinor (USA) Inc., manager of the Kaizen Breakthrough Partnership, L.P., or KBP, an LBO fund targeting control investments in underperforming, middle-market companies. Mr. Gagnon also served as Acting chief financial officer for the Alexander Doll Company and Fournier Furniture, Inc., both portfolio companies of KBP. Mr. Gagnon is also a Director of Excel Dryer Corp. Mr. Gagnon holds an MBA from Columbia Business School and B.A. in Accounting from Babson College, and was a Certified Public Accountant in Massachusetts.

         GEORGE ROUNTREE, III, age 72, has been a director since July 2006. Mr. Rountree has been an attorney in private practice in Wilmington, North Carolina since 1962. He has been a senior partner in the firm of Rountree, Losee & Baldwin, LLP and its predecessors since 1965. In June 2004, Mr. Rountree was inducted into the North Carolina Bar Association General Practice Hall of Fame. Mr. Rountree has been a director of Southern Union Company (NYSE: SUG) since 1990.

                             EXECUTIVE COMPENSATION

         Compensation Committee. Currently, the sole member of the Compensation Committee is George Rountree, III. We intend to add additional independent directors to our Board of Directors in the coming months and will expand the Compensation Committee as we do so. Our Board of Directors has determined that Mr. Rountree is an "independent director" under the rules of the American Stock Exchange. The Compensation Committee was established in July 2006 and has not yet had a meeting. The Compensation Committee reviews and recommends the compensation arrangements for our executive officers and administers our stock compensation plans.

         Compensation Committee Interlocks And Insider Participation. No member of our Compensation Committee has been an employee of the Company. None of our executive officers serves as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

         The following summary compensation table sets forth the compensation paid by us during the last three years ending December 31, 2005, to our chief executive officer and the other most highly compensated executive officers, other than our chief executive officer, whose total compensation for services in all capacities exceeded $100,000 during such year, whom we refer to as our "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION
                         ----------------------------------------------------------------
NAME  AND                                                   OTHER     ANNUAL   RESTRICTED
PRINCIPAL POSITION        YEAR    SALARY ($)    BONUS ($)   COMPENSATION ($)   AWARDS ($)
------------------      -------   ----------   ----------   ----------------   ----------
Karl Miller                2005           --           --                 --           --
  Chairman and Chief       2004           --           --                 --           --
  Executive Officer          --           --           --                 --           --


Martin Quinn               2005           --           --                 --           --
  President and            2004           --           --                 --           --
  Chief Operating          2003           --           --                 --           --
  Officer

Denis Gagnon               2005           --           --                 --           --
  Chief Financial          2004           --           --                 --           --
  Officer                  2003           --           --                 --           --
                        -------   ----------   ----------   ----------------   ----------
                                    LONG-TERM COMPENSATION AWARDS
                        -------------------------------------------------
                        NUMBER OF
                        SECURITIES
NAME  AND               UNDERLYING        LTIP           ALL       OTHER
PRINCIPAL POSITION      OPTION/SARS (#)   PAYMENTS ($)   COMPENSATION ($)
------------------      ---------------   ------------   ----------------
Karl Miller                          --             --                 --
  Chairman and Chief                 --             --                 --
  Executive Officer                  --             --                 --

Martin Quinn                         --             --                 --
  President and                      --             --                 --
  Chief Operating                    --             --                 --
  Officer

Denis Gagnon                         --             --                 --
  Chief Financial                    --             --                 --
  Officer                            --             --                 --
                        ---------------   ------------   ----------------

                             OPTIONS GRANTED IN 2005

         We did not grant any options to our Named Executive Officers for the fiscal year ended December 31, 2005.



               OPTION EXERCISES IN 2005 AND YEAR-END VALUES TABLE

         None of our Named Executive Officers exercised any options in 2005 or held any unexercised options as of December 31, 2005.

                             EMPLOYMENT ARRANGEMENTS

         We have entered into employment agreements with each of our Named Executive Officers.

         KARL MILLER. We entered into an employment agreement with Mr. Miller on May 15, 2006. The term of the agreement runs until May 15, 2011, subject to automatic one-year renewal terms. The agreement provides for an annual base salary of $225,000. The Compensation Committee will review Mr. Miller's salary on an annual basis and make a recommendation to the Board of Directors about whether such salary should be adjusted. Mr. Miller will not present during such deliberations. Mr. Miller is also eligible to receive an annual bonus, in an amount to be determined by the Board of Directors, provided that we meet certain performance-related and operating targets. Mr. Miller received an option to purchase 500,000 shares of our common stock when he entered into the employment agreement. This option is subject to a stock option agreement under which one-third of the option vests on each anniversary date of the grant.

         Mr. Miller is also eligible to receive standard employee benefits. If we terminate Mr. Miller without "cause," he will be entitled to severance pay equal to his salary and benefits through the scheduled termination date of the agreement on May 15, 2011. In the event of termination for "cause," Mr. Miller will not be entitled to severance pay. In either case, Mr. Miller will be precluded from competing with us for one year following his termination date.

         MARTIN QUINN. We entered into an employment agreement with Mr. Quinn on May 15, 2006. The term of the agreement runs until May 15, 2009, subject to automatic one-year renewal terms. The agreement provides for an annual base salary of $175,000. The Compensation Committee will review Mr. Quinn's salary on an annual basis and make a recommendation to the Board of Directors about whether such salary should be adjusted. Mr. Quinn is also eligible to receive an annual bonus, in an amount to be determined by the Board of Directors, provided that we meet certain performance-related and operating targets. Mr. Quinn received an option to purchase 250,000 shares of our common stock when he entered into the employment agreement. This option is subject to a stock option agreement under which one-third of the option vests on each anniversary date of the grant.

         Mr. Quinn is also eligible to receive standard employee benefits. If we terminate Mr. Quinn without "cause," he will be entitled to severance pay equal to his salary and benefits through the scheduled termination date of the agreement on May 15, 2009. In the event of termination for "cause," Mr. Quinn will not be entitled to severance pay. In either case, Mr. Quinn will be precluded from competing with us for one year following his termination date.

         DENIS GAGNON. We entered into an employment agreement with Mr. Gagnon on May 15, 2006. The term of the agreement runs until May 15, 2009, subject to automatic one-year renewal terms. The agreement provides for an annual base salary of $150,000, which was increased to $175,000 by our Board of Directors effective August 1, 2006. The Compensation Committee will review Mr. Gagnon's salary on an annual basis and makes a recommendation to the Board of Directors about whether such salary should be adjusted. Mr. Gagnon is also eligible to receive an annual bonus, in an amount to be determined by the Board of Directors, provided that we meet certain performance-related and operating targets. Mr. Gagnon received an option to purchase 200,000 shares of our common stock when he entered into the employment agreement. This option is subject to a stock option agreement under which one-third of the option vests on each anniversary date of the grant.

         Mr. Gagnon is also eligible to receive standard employee benefits. If we terminate Mr. Gagnon without "cause," he will be entitled to severance pay equal to his salary and benefits through the scheduled termination date of the agreement on May 15, 2009. In the event of termination for "cause," Mr. Gagnon will not be entitled to severance pay. In either case, Mr. Gagnon will be precluded from competing with us for one year following his termination date.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information regarding our equity compensation plans as of December 31, 2005.

                                                                              NUMBER OF SECURITIES
                                                                            REMAINING AVAILABLE FOR
                             NUMBER OF SECURITIES       WEIGHTED-AVERAGE     FUTURE ISSUANCE UNDER
PLAN CATEGORY                TO BE ISSUED UPON         EXERCISE PRICE OF      EQUITY COMPENSATION
                             EXERCISE OF                  OUTSTANDING           PLANS (EXCLUDING
                             OUTSTANDING OPTIONS,      OPTIONS, WARRANTS    SECURITIES REFLECTED IN
                             WARRANTS AND RIGHTS (1)       AND RIGHTS          FIRST COLUMN) (1)

Equity compensation plans               0                      0                       0
approved by security
holders

Equity compensation plans               0                      0                       0
not approved by security
holders

Total                                   0                      0                       0


(1) Represents shares of common stock issuable in connection with such equity compensation plans.

                             PRINCIPAL STOCKHOLDERS


The following table shows the number of shares of our common stock beneficially owned as of March 31, 2006 by:

         o each person who we know beneficially owns more than 5% of the common stock;
         o        each member of our Board of Directors;
         o        each of our Named Executive Officers; and
         o        all of the directors and executive officers as a group.

         Unless otherwise indicated, (1) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable, and (2) the address for the persons named in the table is c/o MMC Energy, Inc., 26 Broadway, Suite 907, New York, New York 10004.

                                    NUMBER OF SHARES     PERCENT OF SHARES
NAME OF BENEFICIAL OWNER           BENEFICIALLY OWNED     OUTSTANDING (1)
------------------------------     ------------------   ------------------

Karl Miller (2)                             4,858,255                 10.2%


Martin Quinn (3)                            4,097,088                  8.6%


Denis Gagnon (3)                            1,692,352                  3.5%


George Rountree III (4)                     1,387,348                  2.9%





All Named Executive Officers and           12,035,043                 25.3%
Directors as a Group (4 persons)



(1) As of August 10, 2006, we had outstanding 47,625,968 shares of common stock. Unless otherwise noted, the persons named in this table have sole voting power with respect to all shares of common stock. In compliance with the SEC rules, for purposes of calculating the percentage of common stock outstanding, any securities not outstanding which are subject to options, warrants, restricted stock units or conversion privileges, are deemed outstanding for the purposes of computing the percentage of the outstanding securities owned by such person but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person. Share ownership in each case includes shares issuable upon exercise of outstanding options, warrants and restricted stock units that are exercisable within 60 days of August 11, 2006.

(2) Excludes option to acquire 500,000 shares of our common stock which is not exercisable within 60 days of August 11, 2006.

(3) Excludes option to acquire 250,000 shares of our common stock which is not exercisable within 60 days of August 11, 2006.

(4) Excludes option to acquire 200,000 shares of our common stock which is not exercisable within 60 days of August 11, 2006.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            From January 9, 2006 through May 15, 2006, the time we consummated our merger with High Tide, Inc. and became a public company, an entity named MMC Energy Management LLC provided certain management services to us. MMC Energy Management LLC was owned by Messrs. Miller, Gagnon and Quinn. MMC Energy Management LLC was paid an aggregate of $260,000 by us for management services provided to the Company from January 9, 2006 to June 30, 2006. In connection with the Merger, MMC Energy Management LLC was dissolved.

            Contemporaneously with the closing of the Merger, we split off our wholly-owned subsidiary, High Tide Leasco, Inc., a Nevada corporation ("Leaseco"), through the sale of all of the outstanding capital stock of Leaseco. We executed a Split Off Agreement with Brent Peters, Douglas Smith, MMC North America and Leaseco. Mr. Peters was President and Chief Executive Officer of High Tide, and Mr. Smith was Chief Financial Officer, Treasurer and Director of High Tide. In connection with the Merger, Mr. Peters and Mr. Smith have resigned from High Tide.

             PROPOSAL NO. 1: APPROVAL OF REINCORPORATION IN DELAWARE

         Our Board of Directors has unanimously approved our reincorporation in Delaware and has determined that the terms of the Merger Agreement by which the reincorporation will be effected are fair to, and in the best interests of, our stockholders. For the reasons discussed below, the Board of Directors recommends that the stockholders also approve the reincorporation. Approval of the reincorporation also will constitute approval of the Merger Agreement. For purposes of the discussion below, we sometimes refer to our company before the reincorporation, as "MMC-NEVADA" and after the reincorporation as "MMC-DELAWARE".

         Our corporate affairs currently are governed by Nevada law and the provisions of the Articles of Incorporation and the Bylaws of MMC-Nevada. Copies of these Articles of Incorporation and Bylaws are included as exhibits to our filings with the SEC and are available for inspection during regular business hours at our principal executive offices. Copies will be sent to stockholders upon request. If the reincorporation is approved at the Special Meeting and effected, our corporate affairs will be governed by Delaware law and the provisions of the Certificate of Incorporation and the Bylaws of MMC-Delaware. Copies of the Certificate of Incorporation and the Bylaws of MMC-Delaware are attached to this Proxy Statement as Appendices B and C, respectively. See "Comparison of Certain Rights of Stockholders Under Nevada and Delaware Law," below, for a discussion of some similarities and important differences in the rights of our stockholders before and after the reincorporation.

         We believe that the reincorporation will give us a greater measure of flexibility and certainty in corporate governance than is available under Nevada law and may enhance investors' perception of our company. The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are revised periodically to respond to the changing legal and business needs of corporations. Delaware's specialized business judiciary are expert in corporate law matters, and a substantial body of court decisions has developed construing Delaware corporation law. Delaware law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, which may provide greater clarity and predictability with respect to our corporate legal affairs than is currently the case under Nevada law. For these reasons, the Board of Directors believes that our business and affairs can be conducted to better advantage us if we are reincorporated in Delaware. In this regard, many major U.S. corporations have incorporated in Delaware, or have changed their corporate domiciles to Delaware in a manner similar to the reincorporation.

PRINCIPAL FEATURES OF THE REINCORPORATION

          The reincorporation will be effected by the merger of MMC-Nevada with and into MMC-Delaware pursuant to the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix A. MMC-Delaware is a wholly owned subsidiary of MMC-Nevada that was incorporated by us under the Delaware General Corporation Law for the sole purpose of effecting the reincorporation. The reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which will occur as soon as practicable after the Special Meeting if the reincorporation is approved by stockholders. Our Board of Directors, however, may determine to abandon the reincorporation and the merger either before or after stockholder approval has been obtained. The discussion below is qualified in its entirety by reference to the Merger Agreement, and by the applicable provisions of Nevada law and Delaware law.

         On effectiveness of the reincorporation:

         o Each outstanding share of our common stock will be converted into one share of MMC-Delaware common stock;

         o Each outstanding share of MMC-Delaware common stock held by MMC-Nevada will be retired and canceled and will resume the status of authorized and unissued MMC-Delaware stock; and

         o Each outstanding option and warrant to purchase shares of our common stock will be deemed to be an option or warrant to purchase the same number of shares of MMC-Delaware common stock, with no change in the exercise price or other terms or provisions of the option or warrant.

         Following the reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales through a broker, or otherwise, of shares of MMC-Delaware stock. IT WILL NOT BE NECESSARY FOR YOU TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MMC-DELAWARE, and if you do so, it will be at your own cost.

          The reincorporation will not cause a change in our name, which will remain "MMC Energy, Inc." The reincorporation also will not effect any change in our business, management or operations or the location of our principal executive office. On effectiveness of the reincorporation, our directors and officers will become all of the officers and directors of MMC-Delaware, all of our employee benefit and stock option plans will become MMC-Delaware plans, and each option or right issued under such plans will automatically be converted into an option or right to purchase the same number of shares of MMC-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation. Stockholders should note that approval of the reincorporation will also constitute approval of these plans continuing as plans of MMC-Delaware. Our employment contracts and other employee benefit arrangements also will be continued by MMC-Delaware upon the terms and subject to the conditions currently in effect. We believe that the reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of MMC-Delaware.

          Other than receipt of stockholder approval, there are no federal or state regulatory requirements or approvals that must be obtained in order for us to consummate the reincorporation.

SECURITIES ACT CONSEQUENCES

         The shares of MMC-Delaware common stock to be issued upon conversion of shares of our common stock in the reincorporation are not being registered under the Securities Act of 1933, as amended. In this regard, we are relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of Rule 145 by the SEC to the effect that effective certain changes in the redomiciled corporation's charter or bylaws in connection with the reincorporation that otherwise could be made only with the approval of stockholders does not render Rule 145 inapplicable. After the reincorporation, MMC-Delaware will be a publicly held company, MMC-Delaware common stock will continue to be qualified for trading on the Nasdaq Bulletin Board for Over-the-Counter traded securities, and MMC-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

          Holders of shares of our common stock that are freely tradable before the reincorporation will continue to have freely tradable shares of MMC-Delaware common stock. Stockholders holding so-called restricted shares of our common stock will have shares of MMC-Delaware common stock that are subject to the same restrictions on transfer as those to which their shares of our common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of MMC-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of MMC-Delaware common stock on the date they acquired their shares of common stock of MMC-Nevada.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the material U.S. federal income tax consequences of the reincorporation that are applicable to you as a stockholder. It is based on the Internal Revenue Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the reincorporation. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of our shares as part of a hedge, straddle or conversion transaction; a person that does not hold our shares as a capital asset at the time of the reincorporation; or an entity taxable as a partnership for U.S. federal income tax purposes. The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the reincorporation or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the reincorporation to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         It is intended that the reincorporation qualify as a "reorganization" under Section 368(a) of the Code. As a "reorganization," it is expected that the reincorporation will have the following U.S. federal income tax consequences:

         o Neither MMC-Nevada nor MMC-Delaware will recognize any gain or loss from the reincorporation;

         o An MMC-Nevada stockholder will not recognize any gain or loss as a result of the receipt of MMC-Delaware shares in exchange for such stockholder's MMC-Nevada shares in the reincorporation;

         o An MMC-Nevada stockholder's aggregate tax basis in the MMC-Delaware shares received in the reincorporation will equal such stockholder's aggregate tax basis in the MMC-Nevada shares held immediately before the reincorporation; and

         o An MMC-Nevada stockholder's tax holding period for MMC-Delaware shares received in the reincorporation will include the period during which such stockholder held MMC-Nevada shares.

COMPARISON OF CERTAIN RIGHTS OF STOCKHOLDERS UNDER NEVADA AND DELAWARE LAW

          MMC-Nevada currently is a Nevada corporation and, as such, the rights of its stockholders are governed by the Nevada Business Corporation Act, codified in the Nevada Revised Statutes, or NRS, and by the Articles of Incorporation and Bylaws of MMC-Nevada. Upon completion of the reincorporation, the stockholders of MMC-Nevada will become stockholders of MMC-Delaware and their rights will be governed by the Delaware General Corporation Law, or DGCL, and by the MMC-Delaware Certificate of Incorporation and ByLaws, which differ in some important respects from the NRS and the MMC-Nevada Articles and MMC-Nevada Bylaws.

          The following comparison of the DGCL and the MMC-Delaware Certificate and MMC-Delaware Bylaws with the NRS and the MMC-Nevada Articles and MMC-Nevada Bylaws summarizes the important differences, but is not intended to list all differences.

         BUSINESS COMBINATIONS

          Generally, under the DGCL and the NRS, the approval by the affirmative vote of the holders of a majority of the outstanding stock (or, if the certificate or articles of incorporation, as the case may be, provides for more or less than one vote per share, a majority of the votes of the outstanding stock) of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange of all or substantially all the corporation's assets to be consummated. Neither the MMC-Delaware Certificate nor the MMC-Nevada Articles provides for any different required vote.

         STATE TAKEOVER LEGISLATION

         DGCL Section 203, or "Delaware Business Combination Law", in general prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless:

         o prior to such time the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

         o upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans; or

         o at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders' meeting of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

         The term "business combination" is defined to include, among other transactions between an interested stockholder and a corporation or any direct or indirect majority owned subsidiary thereof, a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that would increase the interested stockholder's proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, an "interested stockholder" is any person who is the owner of 15% or more of the outstanding voting stock (or, in the case of a corporation with classes of voting stock with disparate voting power, 15% or more of the voting power of the outstanding voting stock) of the corporation, and the affiliates and associates of such person. The term "owner" is broadly defined to include any person that individually or with or through such person's affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of warrants or options or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

          The restrictions of the Delaware Business Combination Law do not apply to corporations that have elected, in the manner provided therein, not to be subject to the Delaware Business Combination Law or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or authorized for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders. The MMC-Delaware Certificate and the MMC-Delaware Bylaws do not opt out of the Delaware Business Combination Law.

         Nevada law prevents an "interested stockholder" and a Nevada corporation from entering into a "combination", unless certain conditions are met. A "combination" means any merger or consolidation with an "interested stockholder," or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an "interested stockholder" having: (i) an aggregate market value equal to 5% or more of the aggregate market value of the assets of a corporation; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of a corporation; or (iii) representing 10% or more of the earning power or net income of the corporation. An "interested stockholder" means a person or entity holding the beneficial ownership of 10% or more of the outstanding voting shares of a corporation, or an affiliate or associate thereof. A corporation may not engage in a combination within three years after the interested stockholder acquires his shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. If approval is not obtained, after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the greater of (i) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested stockholder, whichever is higher, (ii) the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher, or (iii) if higher for the holders of preferred stock, the highest liquidation value of the preferred stock. Nevada law does not require a tender offer or to file a registration statement or information statement with the state of Nevada.

          The restrictions of Nevada law relating to combinations with interested stockholders do not apply to corporations that have elected, in the manner provided therein, not to be subject to the relevant sections of Nevada law or, with certain exceptions, which do not have a class of voting stock registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act. The MMC-Nevada Articles and MMC-Nevada Bylaws do not opt out of the Nevada laws relating to combinations with interested stockholders.

         APPRAISAL RIGHTS

          Under the DGCL, except as otherwise provided by the DGCL, stockholders of a constituent corporation in a merger or consolidation have the right to demand and receive payment of the fair value of their stock in a merger or consolidation. However, except as otherwise provided by the DGCL, stockholders do not have appraisal rights in a merger or consolidation if, among other things, their shares are:

         o listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or NASD; or

         o        held of record by more than 2,000 stockholders;

         and, in each case, the consideration such stockholders receive for their shares in a merger or consolidation consists solely of:

         o shares of stock of the corporation surviving or resulting from such merger or consolidation;

         o shares of stock of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders;

         o        cash  in  lieu  of  fractional   shares  of  the  corporations
                  described in the two immediately preceding bullet points; or

         o any combination of shares of stock and cash in lieu of fractional shares described in the three immediately preceding bullet points.

         A stockholder of a Nevada corporation, with certain exceptions, has the right to dissent from, and to obtain payment of the fair value of his shares in the event of:

         o consummation of a plan of merger to which the corporation is a party and to which such stockholder would have had a right to vote;

         o consummation of a plan of exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the plan; and

         o any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

         The NRS provide that unless a corporation's articles of incorporation provide otherwise, which the MMC-Nevada Articles do not, a stockholder does not have dissenters' rights with respect to a plan of merger or share exchange if the shares held by the stockholder are either listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the NASD, or held of record by 2,000 or more stockholders. A stockholder of record of a Nevada corporation may assert dissenter's rights as to less than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. In such event, the stockholder's rights shall be determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. As discussed under "Dissenter's Rights of Appraisal," below, the NRS affords MMC-Nevada stockholders dissenters' right in connection with the reincorporation.

         AMENDMENTS TO CHARTER

         Under the DGCL, unless a corporation's certificate of incorporation requires a greater vote, a proposed amendment to the certificate of incorporation requires an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote thereon and a majority of the voting power of the outstanding stock of each class entitled to vote thereon. The
MMC-Delaware Certificate does not require a greater vote. The approval of the holders of a majority of the outstanding shares of any class of capital stock of a corporation, voting separately as a class, is required under the DGCL to approve a proposed amendment to a corporation's certificate of incorporation, whether or not entitled to vote on such amendment by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class (except as provided in the last sentence of this paragraph), increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. For this purpose, if a proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not so affect the entire class, then only the shares of the series so affected by the amendment would be entitled to vote as a separate class on the amendment. Accordingly, a proposed amendment the adverse effect of which on the powers, preferences or special rights of any series of common stock does not differ from its adverse effect on the powers, preferences or special rights of any other series of common stock would not entitle such series to vote as a class separately from the other series of common stock. The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares of such class outstanding) by the requisite vote described above if so provided in the original certificate of incorporation or in any amendment thereto that created such class of stock or that was adopted prior to the issuance of any shares of such class, or in an amendment authorized by a majority vote of the holders of shares of such class.

         An amendment to a Nevada corporation's articles of incorporation must be approved by the corporation's stockholders. Under the NRS, unless a corporation's articles of incorporation require a greater vote, an amendment to a Nevada corporation's articles of incorporation must generally be approved by a majority of the votes entitled to be cast on the amendment. If such amendments would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the shares of such class or series, a majority of the outstanding stock of such class or series would also have to approve the amendment. The MMC-Nevada Articles do not include any provision requiring greater than a majority of votes to amend them.

         AMENDMENTS TO BYLAWS

          Under the DGCL, the power to adopt, alter and repeal bylaws of a corporation is vested in its stockholders, except to the extent that a corporation's certificate of incorporation vests concurrent power in the board of directors or the bylaws state otherwise. The MMC-Delaware Certificate provides that the board of directors has the power to make and to alter or amend the MMC-Delaware Bylaws. The MMC-Delaware Bylaws provide that they may be amended by the stockholders of MMC-Delaware, or by the MMC-Delaware Board of Directors at any meeting by a majority vote of the full MMC-Delaware Board of Directors or by a consent in writing signed by the entire MMC-Delaware Board of Directors.

          Under the NRS, except as otherwise provided in a corporation's certificate of incorporation, bylaws may be amended, repealed or adopted by the board of directors. The MMC-Nevada Articles do not provide otherwise.

          NO PREEMPTIVE RIGHTS

         Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. The MMC-Delaware Certificate does not provide for preemptive rights.

         Under  the  NRS,   unless   otherwise   provided  in  the  articles  of
incorporation, stockholders do not have preemptive rights. The MMC-Nevada Articles specifically state that stockholders have no preemptive rights.

          DURATION OF PROXIES

          Under the DGCL, no proxy is valid more than three years after its date unless otherwise provided in the proxy. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

          Under the NRS, no proxy will be valid for more than six months after its creation unless the stockholder specifies in the proxy the length of time that it will be valid, which may not exceed seven years from the date of its creation.

          STOCKHOLDER ACTION

          Under both the DGCL and the NRS, unless otherwise provided in a corporation's certificate of incorporation any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent or consents setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon such action were present and voted. Neither the MMC-Delaware Certificate nor the MMC-Nevada Articles provides otherwise.

         Under both the NRS and DGCL, directors of a corporation are generally elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders' meeting at which a quorum is present. With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the statute or the corporation's articles or certificate of incorporation, if a quorum exists, action on any matter is generally approved by the stockholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. In the case of a merger, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is required under both the NRS and the DGCL.

          Neither the MMC-Nevada Articles nor the MMC-Nevada Bylaws include a provision requiring a greater vote on any matter than required by the NRS.

          Under both the NRS and the DGCL, unless otherwise provided in a corporation's articles or certificate of incorporation or bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders. Neither the MMC-Nevada Articles nor MMC-Nevada Bylaws provides for a different quorum requirement. The MMC-Delaware Certificate and the MMC-Delaware Bylaws also do not provide for a different quorum requirement.

          NOMINATION PROCEDURES AND STOCKHOLDER PROPOSALS

          Neither the DGCL nor the NRS provides procedures for the nomination for election of directors by stockholders or the submission of other stockholder proposals at an annual or special meeting of stockholders.

          The MMC-Nevada Bylaws provide no procedures for stockholders to nominate individuals for election as directors. The MMC-Delaware Bylaws require that nominations (other than by the Board of Directors or a nominating committee) for the election of directors at a meeting of stockholders must be made by written notice, delivered or mailed by first class mail, to MMC-Delaware not less than 120 days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders or if MMC-Delaware did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than 30 days before or after the anniversary of such immediately preceding annual meeting, then not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the date on which public notice of the date of such annual meeting is first made.

          SPECIAL STOCKHOLDER MEETINGS

          The DGCL provides that a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. The MMC-Delaware Bylaws provide that a special meeting of stockholders be called by the Board of Directors or the Chairman of the Board or the Chief Executive Officer of MMC-Delaware. The DGCL and the MMC-Delaware Bylaws require that a notice of stockholders meeting be delivered to stockholders not less than ten days nor more than 60 days before the meeting. The notice must state the place, day, hour and purpose of the meeting.

          The NRS provide that, unless a corporation's articles of incorporation or bylaws provide otherwise, the entire board of directors, any two directors or the president may call annual or special meetings of the stockholders or directors. The MMC-Nevada Bylaws provide that a special meeting of stockholders may be called by the Board of Directors or the Chairman of the Board or the President of MMC-Nevada, or by one or more stockholders entitled to cast not less than 10% of the votes entitled to be cast at the special meeting. The NRS and the MMC-Nevada Bylaws require that a notice of stockholders meeting be delivered to stockholders not less than ten days nor more than 60 days before the meeting. The notice must state the place, day, hour and the general nature of the business to be transacted.

          STOCKHOLDER INSPECTION OF BOOKS AND RECORDS

          Under the DGCL, any stockholder may, upon five days written demand, inspect, in person or by agent or attorney, the stockholder ledger or other record of stockholders during usual business hours. The written demand must be under oath and state the purpose of such an inspection. The stockholder may, unless denied for cause, copy such records. The DGCL also allows stockholders, by the same written demand, to inspect the corporation's other books and records.

          Pursuant to the NRS, a stockholder of record for at least six months immediately preceding his demand, or any person holding at least 5% of all outstanding shares, or authorized in writing by at least 5% of all outstanding shares, is entitled to inspect a list of the names of the corporation's stockholders during usual business hours, if the stockholder gives at least five business days' prior written notice to the corporation. The stockholders may also copy such records. The NRS also permit stockholders of record (combined or individually) of 15% or more of the outstanding stock, upon five days written demand, the right to inspect during normal business hours, the books and financial records of the corporation, to make extracts therefrom and to conduct an audit of such records. This right may not be limited by a corporation's bylaws or articles of incorporation. The NRS also provide that a corporation may deny any demand for inspection if the stockholder refuses to furnish the corporation with an affidavit that such inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that such stockholder has not previously sold or offered for sale any list of stockholders of the corporation or any other corporation. The NRS also provide that the corporation may charge to recover costs of copying of providing any such records.

          CUMULATIVE VOTING

          Under both the DGCL and the NRS, a corporation's certificate of incorporation or articles of incorporation, as the case may be, may provide that at all elections of directors, or at elections held under specified circumstances, each stockholder is entitled to cumulate such stockholder's votes. Neither the MMC-Delaware Certificate nor the MMC-Nevada Articles provide for cumulative voting for the election of directors.

         SIZE  OF  THE  BOARD  OF  DIRECTORS  AND  NO   CLASSIFICATION   OF  THE
MMC-DELAWARE BOARD

         The DGCL permits the certificate of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. However, if the certificate of incorporation contains provisions fixing the number of directors, such number may not be changed without amending the certificate of incorporation. The DGCL permits the certificate of incorporation of a corporation or a bylaw adopted by the stockholders to provide that directors be divided into one, two or three classes, with the term of office of one class of directors to expire each year. The MMC-Delaware Certificate and MMC-Delaware Bylaws do not provide for a classified board. The DGCL also permits the certificate of incorporation to confer upon holders of any class or series of stock the right to elect one or more directors to serve for such terms and have such voting powers as are stated in the certificate of incorporation. The terms of office and voting powers of directors so elected may be greater or less than those of any other director or class of directors. No such provisions are contained in the MMC-Delaware Certificate. The MMC-Delaware Bylaws provide for a Board of Directors of not less than three nor more than eleven members, to be elected for a one-year term. Within this range, the exact number of directors may be fixed from time to time by resolution of the MMC-Delaware Board of Directors.

          The NRS permits the articles of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. The MMC-Nevada Bylaws provide for an MMC-Nevada board of directors of not less than two nor more than nine members, to be elected for a one-year term. Within this range, the exact number of directors may be fixed from time to time by resolution of the MMC-Nevada Board of Directors. The NRS provide that a corporation's board of directors may be divided into various classes with staggered terms of office. The MMC-Nevada Articles and MMC-Nevada Bylaws do not provide for a classified board.

          REMOVAL OF DIRECTORS AND FILLING VACANCIES

          The DGCL provides that all vacancies on the board of directors, including vacancies caused by an increase in the number of authorized directors, may be filled by the board of directors, unless otherwise provided in the certificate of incorporation or bylaws. Neither the MMC-Delaware Certificate nor the MMC-Delaware Bylaws alters this provision.

          The NRS provide that vacancies on the board of directors, including vacancies caused by an increase in the number of authorized directors, may be filled by a majority of the remaining directors, even if they are less than a quorum, unless otherwise provided in the articles of incorporation. The MMC-Nevada Articles do not alter this provision.

          The DGCL provides that a director or directors may be removed with or without cause by the holders of a majority in voting power of the shares then entitled to vote at an election of directors, except that (a) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (b) in the case of a corporation having cumulative voting, if less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which such director is a part.

          The NRS provides that any director may be removed from office by the vote of stockholders holding not less than two-thirds of the issued and outstanding stock entitled to vote. Stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The MMC-Nevada Articles do not include such a provision.

          VACANCIES

          Under the DGCL, unless otherwise provided in a corporation's certificate of incorporation or the bylaws, vacancies on a board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, provided that, in the case of a classified board of directors, such vacancies and newly created directorships may be filled by a majority of the directors elected by such class or by the sole remaining director so elected. In the case of a classified board of directors, directors elected to fill vacancies or newly created directorships shall hold office until the next election of the class for which such directors have been chosen, and until their successors have been duly elected and qualified. In addition, if, at the time of the filling of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office.

          The MMC-Delaware Bylaws provide that any vacancies on the Board of Directors caused by death, resignation, removal or otherwise and newly created directorships resulting from an increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by the sole remaining director. The MMC-Delaware Bylaws also provide that any directors chosen to fill a vacancy on the Board of Directors or newly created directorship will serve for the remainder of the full term of the class for which such director was chosen and until his successor shall be duly elected and shall have qualified.

         The NRS provide that a vacancy on the board of directors of a corporation may generally be filled by the affirmative vote of a majority of the remaining directors, though constituting less than a quorum of the board of directors, unless the articles of incorporation provide otherwise. The MMC-Nevada Articles do not alter this provision.

          INDEMNIFICATION OF DIRECTORS AND OFFICERS

          The DGCL generally permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Such determination shall be made, in the case of an individual who is a director or officer at the time of such determination:

         o by a majority of the disinterested directors, even though less than a quorum;

         o by a committee of such directors designated by a majority vote of such directors, even though less than a quorum;

         o by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or

         o by a majority vote of the stockholders, at a meeting at which a quorum is present.

         Without court approval, however, no indemnification may be made in respect of any derivative action in which such individual is adjudged liable to the corporation.

          The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

          The DGCL permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals' commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

          Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are non-exclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by by-law, agreement, vote of stockholders, disinterested directors or otherwise.

          The MMC-Delaware Certificate provides that MMC-Delaware shall have the power to indemnify directors, officers, employees and agents of MMC-Delaware to the fullest extent permitted by Section 145 of the DGCL. The MMC-Delaware Bylaws provides that MMC-Delaware officers and directors shall be indemnified to the fullest extent permitted by applicable law, and that MMC-Delaware shall pay the expenses incurred in defending any proceeding in advance of its final disposition. Payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

         Under the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), investigations, whether civil or administrative or criminal in nature, if they acted in good faith on behalf of the corporation and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Similar standards are applicable in derivative actions, except that indemnification may be made only for (a) reasonable expenses (including attorneys' fees) and certain amounts paid in settlement, and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The NRS provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses. Generally, the termination of any action, suit or proceeding by judgment, order, settlement, conviction upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best intent of the corporation, and with respect to a criminal investigation, or action, he had reasonable cause to believe that his conduct was lawful. If a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification.

          In addition, under the NRS expenses incurred by an officer or director in connection with a proceeding may be paid by the corporation in advance of the final disposition, upon receipt of an undertaking by such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation.

          The MMC-Nevada Articles provide that MMC-Nevada officers and directors shall be indemnified to the fullest extent permitted by the General Corporation Law of Nevada, and that MMC-Nevada shall pay the expenses incurred in defending any proceeding in advance of its final disposition; provided, however that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

          The NRS, the DGCL and the respective Bylaws of MMC-Delaware and MMC-Nevada may permit indemnification for liabilities arising under the Exchange Act. The Board of Directors of both MMC-Nevada and MMC-Delaware has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act or the Exchange Act is contrary to public policy and is therefore unenforceable absent a decision to the contrary by a court of appropriate jurisdiction.

          LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

          The DGCL provides that a corporation's certificate of incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for:

         o        any  breach  of  the   director's   duty  of  loyalty  to  the
                  corporation or its stockholders;

         o        acts  or   omissions   not  in  good  faith  or  that  involve
                  intentional misconduct or a knowing violation of the law;

         o        violation of certain provisions of the DGCL;

         o any transaction from which the director derived an improper personal benefit; or

         o any act or omission prior to the adoption of such a provision in the certificate of incorporation.

         The MMC-Delaware Certificate provides that a director of MMC-Delaware shall not be personally liable to MMC-Delaware or any of its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent provided by applicable law for the actions described above.

          The  NRS  allow  a   corporation   to  provide  in  its   articles  of
incorporation that a director or officer will not be personally liable for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director or officer, except that such provision must not eliminate or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Section 78.300 of the NRS. The MMC-Nevada Articles contain such a provision.

          DERIVATIVE ACTIONS

          Under each of the Nevada Rules of Civil Procedure and the DGCL, a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the person acquired the shares by operation of law from a person who was a stockholder at such time. The Nevada Rules of Civil Procedure and Rule 23.1 of the Delaware Court of Chancery Rules also provide that a complaint in a derivative proceeding must be verified and must allege with particularity the efforts, if any, made by the plaintiff to obtain the desired action, and the reasons for his failure to obtain the action he desires or for not making the effort. The Nevada Rules of Civil Procedure also provide that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of stockholders. The NRS and the Delaware Court of Chancery Rules also provide that an action shall not be dismissed or compromised without the approval of the court having jurisdiction of the action.

          DISTRIBUTIONS AND REDEMPTIONS

          Under the DGCL, unless otherwise restricted in its certificate of incorporation, a corporation may only pay dividends out of surplus or net profit. Additionally, under the DGCL, a corporation may not redeem any shares if such redemption would cause an impairment of its capital. The MMC-Delaware Certificate does not otherwise restrict the right to pay dividends or redeem shares.

          A Nevada corporation may make distributions to its stockholders as long as, after giving effect to such distribution (a) the corporation would be able to pay its debts as they become due in the usual course of business and (b) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise, which the MMC-Nevada Articles do not) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Such determinations may be made by the board of directors based on financial statements, fair market valuation or any other reasonable method. Under the NRS, a corporation's redemption of its own capital stock is subject to the same restrictions as apply to a distribution.

          LOANS TO DIRECTORS AND OFFICERS

          Under the DGCL, a corporation may lend money to, or guarantee any obligation of, an officer, including an officer who is a director, when it is deemed, in the judgment of the board of directors, to be reasonably expected to benefit the corporation.

          Under the NRS, a corporation may make a loan or guaranty to directors or officers if (a) the financial interest is known or disclosed to the board of directors or committee and noted in the minutes, and the board or committee authorizes the transaction in good faith by a majority vote sufficient for the purpose without counting the vote of the interested director; (b) the financial interest is known or disclosed to the stockholders, and the stockholders authorize the transaction by a vote of stockholders holding a majority of the voting power; or (c) the transaction is fair to the corporation at the time it is authorized or approved.

         The foregoing summary does not purport to be a complete statement of the respective rights of holders of MMC-Delaware common stock and of our common stock, and is qualified in its entirety by reference to the DGCL and the NRS, respectively, and to the MMC-Delaware Certificate and MMC-Delaware Bylaws and the MMC-Nevada Articles and MMC-Nevada Bylaws.

          FRANCHISE TAXES

          All corporations doing business in Nevada, regardless of capitalization, are required to pay an annual flat fee of $100 to obtain a business license. Nevada imposes no franchise tax or similar fee on Nevada corporations. After the reincorporation, we will be required to pay annual franchise taxes to Delaware based on a formula involving the number of our authorized shares, or the value of our assets, whichever would result in a lesser tax. We will pay a pro rata share of the annual Delaware franchise tax for 2006 if the reincorporation is approved and effected, based upon the effective date of the reincorporation.

THE MERGER AGREEMENT

          The following is only a summary of the material provisions of the Merger Agreement between MMC-Nevada and MMC-Delaware and is not complete. The Merger Agreement is attached to this Proxy Statement as Appendix A. Please read the Merger Agreement in its entirety.

          GENERAL

          The Merger Agreement provides that, subject to the approval and adoption of the Merger Agreement by the stockholders of MMC-Nevada and the authority of the Board of Directors of MMC-Nevada (and MMC-Delaware) to abandon the merger:

         o        MMC-Nevada will merge with and into MMC-Delaware; and

         o MMC-Nevada will cease to exist and MMC-Delaware will continue as the surviving corporation.

         EFFECTIVE TIME

          The Merger Agreement provides that, subject to the approval of the stockholders of MMC-Nevada, the merger will be consummated by the filing of articles of merger and any other appropriate documents, in accordance with the relevant provisions of the NRS and the DGCL, with the Secretaries of State of the States of Nevada and Delaware.

          MERGER CONSIDERATION

          Upon consummation of the merger, each outstanding share of our common stock (except shares as to which dissenters' rights have been properly exercised) will be converted into the right to receive one share of MMC-Delaware common stock. The shares of MMC-Nevada common stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist. Each holder of a certificate representing shares of MMC-Nevada common stock immediately prior to the merger will cease to have any rights with respect to such certificate, except the right to receive shares of MMC-Delaware common stock upon surrender of such certificate.

         TREATMENT OF STOCK OPTIONS AND WARRANTS

          Under the terms of the Merger Agreement, upon consummation of the merger each outstanding option to purchase a share of our common stock will be deemed to constitute an option to purchase one share of MMC-Delaware common stock at an exercise price per full share equal to the stated exercise price and each outstanding warrant to purchase a share of our common stock will be deemed to constitute a warrant to purchase one share of MMC-Delaware common stock at an exercise price per full share equal to the stated exercise price.

          Under the Merger Agreement, MMC-Delaware will assume MMC-Nevada's stock option plans, including its 2005 Stock Incentive Plan (assuming it approved at the Special Meeting), which following the reincorporation will be used by MMC-Delaware to make awards to directors, officers, and employees of MMC-Delaware and others as permitted in the Plans.

         DIRECTORS AND OFFICERS

          The  Merger  Agreement   provides  that  the  board  of  directors  of
MMC-Delaware from and after the merger will consist of the directors of MMC-Nevada immediately prior to the merger. The Merger Agreement further provides that the officers of MMC-Delaware from and after the merger will be the officers of MMC-Nevada immediately prior to the merger.

         CERTIFICATE OF INCORPORATION AND BYLAWS

          The Merger Agreement provides that the MMC-Delaware Certificate of Incorporation in effect immediately before the merger will be the certificate of incorporation of the surviving corporation, and the bylaws of MMC-Delaware Bylaws in effect immediately before the merger will be the bylaws of the surviving corporation until later amended in accordance with Delaware law.

         CONDITIONS TO THE MERGER

          The obligations of MMC-Nevada and MMC-Delaware to consummate the merger are subject to the satisfaction or waiver of the conditions that the Merger Agreement and merger shall have been approved and adopted by the stockholders of MMC-Nevada.

          ABANDONMENT OF THE MERGER

          Notwithstanding stockholder approval of the Merger Agreement and the merger, the Board of Directors of MMC-Nevada may elect to abandon the merger as permitted under the NRS.

          EFFECT OF THE REINCORPORATION ON STOCK CERTIFICATES

          The reincorporation will not have any effect on the transferability of outstanding stock certificates representing our common stock. The reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates, as those stock certificates should be carefully preserved by you.

          DISSENTERS' RIGHTS OF APPRAISAL

          YOU HEREBY GIVEN NOTICE THAT YOU HAVE THE RIGHT TO DISSENT FROM THE REINCORPORATION AND OBTAIN CASH PAYMENT FOR THE "FAIR VALUE" OF YOUR SHARES, AS DETERMINED IN ACCORDANCE WITH THE NRS. Set forth below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the reincorporation under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute. The text of the statute is set forth in Appendix D to this Proxy Statement. This description is not intended to be complete. If you are considering exercising your dissenters' rights with respect to the reincorporation, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights. Failure to take any one of the required steps may result in termination of your dissenters' rights under Nevada Law. If you are considering dissenting, you should consult with your own legal advisor.

         To exercise your right to dissent, you must:

         o before the effective date of the reincorporation, deliver written notice to MMC Energy, Inc., 26 Broadway, Suite 907, New York, New York 10004, Attention: Denis Gagnon, Corporate Secretary, stating that you intend to demand payment for your shares if the reincorporation is completed; and

         o not vote your shares in favor of the reincorporation, either by proxy or in person.

         A vote against the reincorporation will not be deemed to satisfy the written notice requirement, above. Failure to vote against the reincorporation will not constitute a waiver of dissenters' rights.

          If you satisfy the conditions for exercising your dissenters' rights, we will send you a written dissenter's notice within 10 days after the reincorporation is effective. This dissenter's notice will:

         o specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

         o inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;

         o supply a form of payment demand that includes the date the reincorporation was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

         o set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters' notice is delivered; and

         o        provide you a copy of Nevada's dissenters' rights statute.

         After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:

         o demand payment either through the delivery of the payment demand form to be provided or other comparable means;

         o certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and

         o deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

         Failure to demand payment in the proper form or deposit your certificates as described in the dissenter's notice will terminate your right to receive payment for your shares pursuant to Nevada's dissenters' rights statute. Your rights as a stockholder will continue until those rights are canceled or modified by the completion of the reincorporation.

         Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the reincorporation until the date of payment). The payment will be accompanied by:

         o our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;

         o an explanation of how we estimated the fair value of the shares and how the interest was calculated;

         o information regarding your right to challenge the estimated fair value; and

         o        a copy of Nevada's dissenters' rights statute.

         We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If we withhold payment, after the consummation of the reincorporation, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

          If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your and our estimate or reject our offer pursuant to NRS Section 92A.470 and demand payment of your estimate in full. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

          If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Carson City, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

         o the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

         o the fair value, plus accrued interest, of the after-acquired shares for which we elected to withhold payment pursuant to NRS Section 92A.470.

         MMC will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided, as the court considers equitable.

          Failure to follow the steps required by NRS Sections 92A.400 through 92A.500 for perfecting dissenters' rights may result in the loss of such rights. If dissenters' rights are not perfected, you will be entitled to receive the consideration receivable with respect to such shares in accordance with the plan of merger. In view of the complexity of the provisions of Nevada's dissenters' rights statute, if you are considering objecting to the reincorporation you should consult your own legal advisor.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares of our common stock present at the special meeting in person or by proxy and entitled to vote is necessary for approval of this Proposal No. 2.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE REINCORPORATION.

         PROPOSAL NO. 2: AMENDMENT OF 2006 EXECUTIVE INCENTIVE PLAN


         Our board of directors has adopted, subject to stockholder approval, an amendment to our 2006 Stock Incentive Plan which will increase the authorized number of shares of common stock available for issuance under the plan from 2,000,000 to 5,000,000 shares. We are proposing to increase the shares available for issuance under the 2006 Stock Incentive Plan in anticipation of issuing options as performance compensation and to new hires. Notwithstanding the foregoing, we have no current intention to issue the additional authorized shares in any specified manner or arrangement at this time.


GENERAL

         Our 2006 Stock Incentive Plan currently provides for the issuance of up to 2,000,000 shares of common stock. As of August 10, 2006, options to acquire 1,070,000 shares of our common stock were issued and outstanding under the plan. On February 8, 2005, our board of directors voted to amend the 2006 Stock Incentive Plan to increase the number of shares authorized and reserved for issuance thereunder from 2,000,000 shares to 5,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events), and to recommend the amendment to our stockholders for approval.

         We believe the 2006 Stock Incentive Plan is a particularly important component of the our compensation program and is critical to remaining competitive. We grant options or restricted stock units to substantially all of our employees. We believe that this broad-based program is key to aligning the interests of our employees with the long-term interests of our stockholders. We believe the plan also enables us to attract, motivate, and retain high-caliber employees to the ultimate benefit our stockholders. This is especially important today as we look to hire employees over the next several years in line with our expectations for revenue and profit growth.

         In 2006, we expect our gross dilution due to employee stock option grants to be approximately 1.11%.

DESCRIPTION OF THE PLAN

         Our 2006 Stock Incentive Plan authorizes the grant of stock options, stock appreciation rights and restricted stock. The Compensation Committee of our board of directors administers the plan. The committee has sole power and authority, consistent with the provisions of the plan, to determine which eligible participants will receive awards, the form of the awards and the number of shares of our common stock covered by each award. The committee may impose terms, limits, restrictions and conditions upon awards, and may modify, amend, extend or renew awards, accelerate or change the exercise time of awards or waive any restrictions or conditions to an award.

TYPES OF AWARDS

         Options. We can grant options to purchase shares of our common stock that either are intended to qualify as incentive stock options under the Internal Revenue Code or that do not qualify as incentive options. The Compensation Committee can determine the option exercise price, the term of each option, the time when each option may be exercised and, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised.

         Stock Appreciation Rights. We can grant rights to receive a number of shares or cash amounts, or a combination of the two that is based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee. We can award shares of our common stock at no cost or for a purchase price. These stock awards may be subject to restrictions at the Compensation Committee's discretion.

         Restricted Stock. We can grant performance awards to participants entitling the participants to receive shares of restricted stock, subject to terms and conditions determined by the Compensation Committee.

PLAN BENEFITS

         The following table shows the current anticipated benefit amounts of the additional shares to be allocated to each director, executive officer or employee under the plan at this time.

                                              2006 STOCK INCENTIVE PLAN

----------------------------------------------------------------------------------------------------------------------
                  NAME AND POSITION                              DOLLAR VALUE ($)                NUMBER OF UNITS
----------------------------------------------------------------------------------------------------------------------
Karl Miller, Chairman and Chief Executive Officer                       --                             --
----------------------------------------------------------------------------------------------------------------------
Martin Quinn, Director, President and Chief Operating                   --                             --
Officer
----------------------------------------------------------------------------------------------------------------------
Denis Gagnon, Chief Financial Officer                                   --                             --
----------------------------------------------------------------------------------------------------------------------
George Rountree, III, Director                                          --                             --
----------------------------------------------------------------------------------------------------------------------
Non-Executive Officer Employee Group                                    --                             --
----------------------------------------------------------------------------------------------------------------------


REQUIRED VOTE

         Approval of the amendment to our 2006 Stock Incentive Plan requires the affirmative vote of a majority of our issued and outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as negative votes.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act, our stockholders may present proposals for inclusion in our proxy statement for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. Any such proposal must comply with Rule 14a-8 and must be received by the company at the address appearing on the first page of this proxy statement no later than April 21, 2007.

         Our by-laws require stockholders who intend to propose business for consideration by stockholders at an annual meeting, other than stockholder proposals that are included in the proxy statement, to give written notice to our Secretary not less than 90 days and not more than 120 days before the anniversary of the prior years' meeting. If no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) days earlier than the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced. The written notice should be sent to our corporate secretary, Denis Gagnon, MMC Energy, Inc. 26 Broadway, Suite 907, New York, New York 10004, and must include a brief description of the business, the reasons for conducting such business, any material interest the stockholder has in such business, the name and address of the stockholder as they appear on our books and the number of shares of our common stock the stockholder beneficially owns.

         SEC rules set forth standards for what stockholder proposals we are required to include in a proxy statement for an annual meeting.

                                  OTHER MATTERS

         Our Board of Directors knows of no other business that will be presented to the special meeting. If any other business is properly brought before the special meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

         It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

                                MMC ENERGY, INC.
                             26 BROADWAY, SUITE 907
                            NEW YORK, NEW YORK 10004

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Karl Miller and Denis Gagnon, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of MMC Energy, Inc. held of record by the undersigned on August 10, 2006 at the Special Meeting of Stockholders to he held on September 19, 2007 at 3:00 p.m. local time, at the Pierre Hotel in New York located on 2 East 61st St. in the Wedgwood Room and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH HERE

[X] Please mark votes as in this example.

1. Approval of the company's reincorporation in Delaware.

                  FOR           AGAINST                   ABSTAIN

2. Approve an amendment to increase the size of the company's 2006 Stock Incentive Plan.

                  FOR           AGAINST                   ABSTAIN


In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting or any adjournment thereof.

                   MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

---------------------------------------

Please sign exactly as name appears hereon. Joint owners each should sign. Executors, administrators, trusts, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.


                                          --------------------------
                                          Signature of Shareholder

                                          Date: _______________, 2006

                                          ---------------------------
                                          Signature if held jointly

APPENDIX A
                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into as of [____], 2006 by and between MMC Energy, Inc., a Nevada corporation ("MMC-Nevada"), and MMC Energy, Inc., a Delaware corporation ("MMC-Delaware").

                                   WITNESSETH:

         WHEREAS, MMC-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

         WHEREAS, MMC-Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

         WHEREAS, on the date of this Merger Agreement, MMC-Delaware has authority to issue 300,000,000 shares of common stock, par value $0.001 per share (the "MMC-Delaware Common Stock"), of which [____] shares are issued and outstanding and owned by MMC-Nevada and 10,000,000 shares of Preferred Stock, par value $0.001 per share (the "MMC-Delaware Preferred Stock"), of which no shares are issued or outstanding

         WHEREAS, on the date of this Merger Agreement, MMC-Nevada has authority to issue 75,000,000 shares of common stock (the "MMC-Nevada Common Stock"), of which 47,625,000 shares are issued and outstanding;

         WHEREAS, the respective Boards of Directors for MMC-Delaware and MMC-Nevada have determined that, for the purpose of effecting the reincorporation of MMC-Nevada in the State of Delaware, it is advisable and to the advantage of said two corporations and their shareholders that MMC-Nevada merge with and into MMC-Delaware upon the terms and conditions herein provided; and

         WHEREAS, the respective Boards of Directors of MMC-Delaware and MMC-Nevada, the shareholders of MMC-Nevada, and the sole stockholder of MMC-Delaware have adopted and approved this Merger Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, MMC-Nevada and MMC-Delaware hereby agree to merge as follows:

         1. Merger. MMC-Nevada shall be merged with and into MMC-Delaware, and MMC-Delaware shall survive the merger ("Merger"), effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

         2. Governing Documents. The Certificate of Incorporation of MMC-Delaware, attached hereto as Exhibit A (the "Certificate of Incorporation") shall continue to be the Certificate of Incorporation of MMC-Delaware as the surviving Corporation, unless and until thereafter changed or amended in accordance with the provisions thereof and applicable laws.

         The Bylaws of MMC-Delaware, in effect on the Effective Date, shall continue to be the Bylaws of MMC-Delaware as the surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

         3. Directors and Officers. The directors and officers of MMC-Nevada shall become the directors and officers of MMC-Delaware upon the Effective Date and any committee of the Board of Directors of MMC-Nevada shall become the members of such committees for MMC-Delaware.

         4. Succession. On the Effective Date, MMC-Delaware shall succeed to MMC-Nevada in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

         5. Further Assurances. From time to time, as and when required by MMC-Delaware or by its successors and assigns, there shall be executed and delivered on behalf of MMC-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in MMC-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of MMC-Nevada, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of MMC-Delaware are fully authorized in the name and on behalf of MMC-Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         6. Stock of MMC-Nevada. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each outstanding share of MMC-Nevada Common Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of MMC-Delaware Common Stock.

         7. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of MMC-Nevada stock shall be deemed for all purposes to evidence ownership of and to represent the shares of MMC-Delaware stock into which the shares of MMC-Nevada stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of MMC-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to MMC-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of MMC-Delaware stock evidenced by such outstanding certificate as above provided.

         8. Options, Warrants and All Other Rights to Purchase Stock. Upon the Effective Date, each outstanding option, warrant or other right to purchase shares of MMC-Nevada stock, including those options granted under the 2006 Stock Incentive Plan (the "Option Plan") of MMC-Nevada, shall be converted into and become an option, warrant, or right to purchase the same number of shares of MMC-Delaware stock, at a price per share equal to the exercise price of the option, warrant or right to purchase MMC-Nevada stock and upon the same terms and subject to the same conditions as set forth in the Option Plan and other agreements entered into by MMC-Nevada pertaining to such options, warrants, or rights. A number of shares of MMC-Delaware stock shall be reserved for purposes of such options, warrants, and rights equal to the number of shares of MMC-Nevada stock so reserved as of the Effective Date. As of the Effective Date, MMC-Delaware shall assume all obligations of MMC-Nevada under agreements pertaining to such options, warrants, and rights, including the Option Plan, and the outstanding options, warrants, or other rights, or portions thereof, granted pursuant thereto.

         9. Other Employee Benefit Plans. As of the Effective Date, MMC-Delaware hereby assumes all obligations of MMC-Nevada under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

         10. Outstanding Common Stock of MMC-Delaware. Forthwith upon the Effective Date, the ____________________ (__________) shares of MMC-Delaware Common Stock presently issued and outstanding in the name of MMC-Nevada shall be canceled and retired and resume the status of authorized and unissued shares of MMC-Delaware Common Stock, and no shares of MMC-Delaware Common Stock or other securities of MMC-Delaware shall be issued in respect thereof.

         11. Covenants of MMC-Delaware. MMC-Delaware covenants and agrees that it will, on or before the Effective Date:

            a. Qualify to do business as a foreign corporation in the State of Nevada, and in all other states in which MMC-Nevada is so qualified and in which the failure so to qualify would have a material adverse impact on the business or financial condition of MMC-Delaware. In connection therewith, MMC-Delaware shall irrevocably appoint an agent for service of process as required under the applicable provisions of state law in other states in which qualification is required hereunder.

            b. File any and all documents with the Nevada Franchise Tax Board necessary to the assumption by MMC-Delaware of all of the franchise tax liabilities of MMC-Nevada.

         12. Amendment. At any time before or after approval and adoption by the stockholders of MMC-Nevada, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of MMC-Delaware and MMC-Nevada to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

         13. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either MMC-Nevada or MMC-Delaware or both, notwithstanding approval of this Merger Agreement by the sole stockholder of MMC-Delaware and the stockholders of MMC-Nevada.

         14. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Board of Directors of MMC-Nevada and MMC-Delaware, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

                                        MMC ENERGY, INC., a Delaware corporation



                                        By:
                                           --------------------------
                                              Name:
                                              Title:


                                        MMC ENERGY, INC., a Nevada corporation



                                        By:
                                           --------------------------
                                              Name:
                                              Title:

                            CERTIFICATE OF SECRETARY

                                       OF

                                MMC ENERGY, INC.

                            (a Delaware corporation)


         I, Denis Gagnon, the Secretary of MMC ENERGY, INC., a Delaware corporation (the "Corporation"), hereby certify that the Agreement and Plan of Merger to which this Certificate is attached was duly signed on behalf of the Corporation by its Chief Executive Officer and was duly approved and adopted by a unanimous vote of the outstanding stock entitled to vote thereon by written consent of the sole stockholder of the Corporation dated __________, 2006.

          Executed effective on the ___ day of ________________, 2006.





                                          ---------------------------
                                          Denis Gagnon, Secretary

                           CERTIFICATE OF APPROVAL OF

                         AGREEMENT AND PLAN OF MERGER OF

                                MMC ENERGY, INC.

                             (a Nevada corporation)


         Karl Miller and Denis Gagnon certify that:

         1. They are the duly elected and acting Chief Executive Officer and Secretary, respectively, of MMC ENERGY, INC., a Nevada corporation (the "Corporation").

         2. This Certificate is attached to the Agreement and Plan of Merger dated as of [___], 2006, providing for the merger of the Corporation with and into a Delaware corporation.

         3. The Agreement and Plan of Merger in the form attached hereto (the "Merger Agreement") was approved by the Board of Directors of the Corporation [by unanimous written consent effective ____________, 2006].

         4. The total number of outstanding shares of the Corporation entitled to vote on the merger was ___________ shares of Common Stock.

         5. The principal terms of the Merger Agreement were approved by an affirmative vote which exceeded the vote required, such vote being a majority of the total number of outstanding shares of Common Stock.

Dated:  [___], 2006.



                                          ---------------------------
                                          Karl Miller, Chief Executive Officer



                                          ---------------------------
                                          Denis Gagnon, Secretary

         The undersigned, Karl Miller and Denis Gagnon, Chief Executive Officer and Secretary, respectively, of MMC ENERGY, INC., a Nevada corporation, declare under penalty of perjury under the laws of the State of Nevada that the matters set forth in this Certificate are true and correct of their own knowledge.

         Executed at __________________, Nevada, on ____, 2006.




                                          ---------------------------
                                          Karl Miller, Chief Executive Officer



                                          ---------------------------
                                          Denis Gagnon, Secretary

                                    Exhibit A

                          Certificate of Incorporation

APPENDIX B
                          CERTIFICATE OF INCORPORATION

                                       OF

                                MMC ENERGY, INC.



                                  ARTICLE FIRST
         The name of the Corporation is MMC Energy, Inc. (the "Corporation").


                                 ARTICLE SECOND
         The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.


                                  ARTICLE THIRD
         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (the "DGCL"), as the same exists or may hereafter be amended.


                                 ARTICLE FOURTH
         The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 310,000,000 shares, consisting of 300,000,000 shares of Common Stock with a par value of $.001 per share and 10,000,000 shares shall be Preferred Stock with a par value of $.001 per share. A statement of the powers, designations, preferences, and relative participating, optional or other special rights and the qualifications, limitations and restrictions of the Common Stock and the Preferred Stock is as follows.

         1. Common Stock.

           (a) Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as, if and when, determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding shares of Preferred Stock.

           (b) Liquidation Rights. In the event of a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to share in the distribution of any remaining assets available for distribution to its stockholders ratably, subject to any preferential rights of any then outstanding Preferred Stock.

           (c) Voting Rights. The holders of Common Stock shall be entitled to one vote per share in voting or consenting to the election of directors and for all other matters presented to the stockholders of the Corporation for their action or consideration. Cumulative voting for the election of directors is not permissible. Except as otherwise required by law and subject to any voting rights of any then outstanding Preferred Stock, the holders of the Common Stock shall vote together as a single class on all matters submitted to the stockholders of the Corporation.

         2. Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, as shall be stated in the resolutions providing for the issuance of such series adopted by the Board of Directors.

         The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

           (a) the number of shares constituting that series and the distinctive designation of that series;

           (b) the rate of dividend, and whether (and if so, on what terms and conditions) dividends shall be cumulative (and if so, whether unpaid dividends shall compound or accrue interest) or shall be payable in preference or in any other relation to the dividends payable on any other class or classes of stock or any other series of the Preferred Stock;

           (c) whether that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms and extent of such voting rights;

           (d) whether the shares must or may be redeemed and, if so, the terms and conditions of such redemption (including, without limitation, the dates upon or after which they must or may be redeemed and the price or prices at which they must or may be redeemed, which price or prices may be different in different circumstances or at different redemption dates);

           (e) whether the shares shall be issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange (including without limitation the price or prices or the rate or rates of conversion or exchange or any terms for adjustment thereof);

           (f) the amounts, if any, payable upon the shares in the event of voluntary liquidation, dissolution or winding up of the Corporation in preference of shares of any other class or series and whether the shares shall be entitled to participate generally in distributions on the Common Stock under such circumstances;

           (g) the amounts, if any, payable upon the shares thereof in the event of involuntary liquidation, dissolution or winding up of the Corporation in preference of shares of any other class or series and whether the shares shall be entitled to participate generally in distributions in the Common Stock under such circumstances;

           (h) sinking fund provisions, if any, for the redemption or purchase of the shares (the term "sinking fund" being understood to include any similar fund, however designated) and, if so, the terms and amount of such sinking fund; and

           (i) any other relative rights, preferences, limitations and powers of that series.

         3. No Preemptive Rights. Except as expressly set forth in this Certificate of Incorporation, any certificate of designation, any resolution or resolutions providing for the issuance of a series of stock adopted by the Board of Directors, or any agreement between the Corporation and its stockholders, the holders of Common Stock or any series of Preferred Stock shall have no preemptive right to subscribe for any shares of any class of capital stock of the Corporation whether now or hereafter authorized.


                                  ARTICLE FIFTH
         The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

           1. Powers and Duties of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

           2. No Written Ballots. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

           3. No Action by Written Consent of Stockholders. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

           4. Special Meeting of Stockholders. Special meetings of stockholders of the Corporation may be called only (a) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or (b) by the Chairman of the Board, the Chief Executive Officer, or the President and any power of stockholders to call a special meeting is specifically denied. Only such business shall be considered as is set forth in the notice for such meeting.


                                  ARTICLE SIXTH
         1. Number of Directors. The number of directors shall initially be set at five (5) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) but such number shall in no case be less than one
(1). Any such determination made by the Board of Directors shall continue in effect unless and until changed by the Board of Directors, but no such changes shall affect the term of any directors then in office.

         2. Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director

         3. Nominations. Advance notice of nominations by stockholders for the election of directors, and of stockholder proposals regarding action to be taken at any meeting of stockholders, shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

                                 ARTICLE SEVENTH
         The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board).


                                 ARTICLE EIGHTH
         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that nothing contained in this Article Eighth shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violations of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

         If the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

         Any repeal or modification of the foregoing provisions of this Article Eighth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                  ARTICLE NINTH
         The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote or written consent of the holders of not less than at least two-thirds (2/3) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal Article Fifth, Article Sixth, Article Seventh, Article Eighth or this Article Ninth, or any provision within any such articles. No repeal, alteration or amendment of this Certificate of Incorporation shall be made unless the same is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the directors then in office in accordance with the Bylaws and applicable law and thereafter approved by the stockholders.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation on this [ ] day of [ ], 2006.


                                          ---------------------------
                                          Nia M. Brown, Incorporator

APPENDIX C

                                   BYLAWS OF
                                MMC ENERGY, INC.

                                   ARTICLE I
                                  STOCKHOLDERS


         1.1 Place of Meetings. All meetings of stockholders shall be held at such time and place, within or without the State of Delaware, as may be designated from time to time by the Board of Directors or the President or Chief Executive Officer and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors at the time and place to be fixed by the Board of Directors and stated in the notice of the meeting.

         1.3 Special Meetings. Special meetings of stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the President or the Chief Executive Officer, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place, on such date and at such time as the Board may fix. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

         1.4 Notice of Meetings. Written notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

         1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

         1.6 Quorum. Except as otherwise provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If, within half an hour form the time appointed for the meeting, a quorum shall fail to attend, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

         If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

         1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the Chairman of the meeting or, in the absence of such person, by any officer entitled to preside at or to act as Secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

         1.8 Voting and Proxies. Subject to a special voting rights or restrictions attached to a class of shares, each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. No stockholder may authorize more than one proxy for his shares. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         1.9 Motions. No motion proposed at an annual or special meeting need to be seconded.

         1.10 Action at Meeting. When a quorum is present at any meeting, any election shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and all other matters shall be determined by a majority of the votes cast affirmatively or negatively on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of each such class present or represented and voting affirmatively or negatively on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.

         All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballot, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballot shall be counted by an inspector or inspectors appointed by the chairman of the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

         1.11 Meetings by Remote Communication. If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

         1.12 Notice of Stockholder Business.

           (a) At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before an annual meeting by a stockholder of record. For business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law, and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and if the stockholder, or the beneficial owner on whose behalf any such proposal is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (v) of paragraph (b), such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, and must have included in such materials the Solicitation Notice, and if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the corporation's principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation's (or the corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) days earlier than the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. "public announcement" for purposes hereof shall have the meaning set forth in Article II, Section 2.15(c) of these Bylaws. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

           (b) A stockholder's notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of the corporation which are owned beneficially and of record by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) whether such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry the proposal (an affirmative statement of such intent being referred to in this Section 1.12 as a "Solicitation Notice").

           (c) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

           1.13 Conduct of Business. At every meeting of the stockholders, the Chairman of the Board, or, in his or her absence, the President, or, in his or her absence, such other person as may be appointed by the Board of Directors, shall act as chairman. The Secretary of the corporation or a person designated by the chairman of the meeting shall act as secretary of the meeting. Unless otherwise approved by the chairman of the meeting, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.

         The chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

         The chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. Without limiting the foregoing, the chairman may (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors, (b) restrict use of audio or video recording devices at the meeting, and (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the chairman shall have the power to have such person removed from the meeting. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.13 and Section 1.12 above. The chairman of a meeting may determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 1.13 and Section 1.12, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted

         1.14 Stockholder Action Without Meeting. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.


                                   ARTICLE II
                               BOARD OF DIRECTORS


         2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

         2.2 Number and Term of Office. The first Board of Directors, and all subsequent Boards, shall consist of not less than one (1) and not more than nine
(9) directors. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The first Board of Directors shall hold office until the first annual meeting of stockholders and until the expiration of the term for which elected and until their respective successors are elected and qualified, except in the case of the death, resignation or removal of any director.

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         2.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         2.4 Resignation. Any director may resign by delivering notice in writing or by electronic transmission to the President, Chairman of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

         2.5 Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause, by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, by the sole remaining director. Directors so chosen shall hold office until the next annual meeting of stockholders.

         2.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

         2.7 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or two or more directors on two (2) days' notice to each director by mail or forty-eight (48) hours notice to each director either personally or by telegram and may be held at any time and place, within or without the State of Delaware.

         2.8 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone, electronic transmission or voice message system at least twenty-four (24) hours in advance of the meeting, (ii) sending a facsimile, or delivering written notice by hand, to his last known business or home address at least twenty-four
(24) hours in advance of the meeting, or (iii) mailing written notice to his last known business or home address at least three (3) days in advance of the meeting. Whenever notice is required to be given as provided herein or as required by law, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

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         2.9 Participation in Meetings by Telephone Conference Calls or Other
Methods of Communication. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

         2.10 Quorum. A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than 1/3 of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

         2.11 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.

         2.12 Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         2.13 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Delaware General Corporation Law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

         2.14 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

         2.15 Nomination of Director Candidates.

           (a) Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors at an annual meeting may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors generally who complies with the procedures set forth in this Bylaw and who is a stockholder of record at the time notice is delivered to the Secretary of the corporation. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the corporation and if the stockholder, or the beneficial owner on whose behalf any such nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (vii) of this paragraph, such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice, and if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation's principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation's (or the corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than thirty (30) calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (v) the consent of each nominee to serve as a director of the corporation if so elected; (vi) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner; and (vii) whether such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent being referred to in this Section 2.15 as a "Solicitation Notice"). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Notwithstanding the third sentence of this Section 2.15(a), in the event that the number of Directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date that the corporation's (or its predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting, a stockholder's notice required by this Section 2.15(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

           (b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting by (i) or at the direction of the Board of Directors or a committee thereof or (ii) any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation's notice of meeting, if the stockholder's notice as required by paragraph (a) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

           (c) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

           (d) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

           (e) Only persons nominated in accordance with the procedures set forth in this Section 2.15 shall be eligible to serve as directors. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 2.15 and (b) if any proposed nomination was not made in compliance with this Section 2.15, to declare that such nomination shall be disregarded.

           (f) If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this
Section 2.15, such nomination shall be void; provided, however, that nothing in this Section 2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

                                  ARTICLE III
                                    OFFICERS


         3.1 Enumeration. The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, one or more Vice Presidents and Assistant Secretaries. A Chairman of the Board may also be appointed which may also be an officer position if so determined by the Board of Directors. The Board of Directors may appoint such other officers as it may deem appropriate.

         3.2 Election. Officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting.

         3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

         3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.

         3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected by the Board of Directors may be removed at any time, with or without cause, by the Board of Directors.

         3.6 Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, and, if he is a director, at all meetings of the Board of Directors.

         3.7 President. The President shall, subject to the direction of the Board of Directors, have responsibility for the general management and control of the business and affairs of the corporation and shall perform all duties and have all powers which are commonly incident to the office of President or which are delegated to him or her by the Board of Directors. Unless otherwise designated by the Board of Directors, the President shall be the Chief Executive Officer of the corporation. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of the Board of Directors and of stockholders. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe. He or she shall have power to sign stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the corporation, other than the Chairman of the Board.

         3.8 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

         3.9 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

         Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

         In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

3.10 Chief Financial Officer. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President. In addition, the Chief Financial Officer shall perform such duties and have such powers as are incident to the office of chief financial officer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

         3.11 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

         3.12 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

                                   ARTICLE IV
                                  CAPITAL STOCK


         4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

         4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

         Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

         4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

         4.4 Fractional Shares. Notwithstanding anything else in these Bylaws, the Corporation, if the Directors so resolve, will not be required to issue fractional shares in connection with an amalgamation, consolidation, exchange or conversion. At the discretion of the Directors, fractional interests in shares may be rounded to the nearest whole number, with fractions of 1/2 being rounded to the next highest whole number, or may be purchased for cancellation by the Corporation for such consideration as the Directors determine. The Directors may determine the manner in which fractional interests in shares are to be transferred and delivered to the Corporation in exchange for consideration and a determination so made is binding upon all shareholders of the Corporation. In case shareholders having fractional interests in shares fail to deliver them to the Corporation in accordance with a determination made by the Directors, the Corporation may deposit with the Corporation's Registrar and Transfer Agent a sum sufficient to pay the consideration payable by the Corporation for the fractional interests in shares, such deposit to be set aside in trust for such shareholders. Such setting aside is deemed to be payment to such shareholders for the fractional interests in shares not so delivered which will thereupon not be considered as outstanding and such shareholders will not be considered to be shareholders of the Corporation with respect thereto and will have no right except to receive payment of the money so set aside and deposited upon delivery of the certificates for the shares held prior to the amalgamation, consolidation, exchange or conversion which result in fractional interests in shares.

         4.5 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

         4.6 Record Date. The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than sixty (60) nor less than ten
(10) days before the date of such meeting, nor more than sixty (60) days prior to any other action to which such record date relates.

         If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                   ARTICLE V
                               GENERAL PROVISIONS


         5.1 Fiscal Year. The fiscal year of the corporation shall be as fixed, and shall be subject to change, by the Board of Directors from time to time, subject to applicable law by the Board of Directors.

         5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

         5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by electronic transmission or any other method permitted under the Delaware General Corporation Law, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

         5.4 Actions with Respect to Securities of Other Corporations. Except as the Board of Directors may otherwise designate, the Chief Executive Officer or President or any officer of the corporation authorized by the Chief Executive Officer or President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or shareholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation's ownership of securities in such other corporation or other organization.

         5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

         5.6 Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

         5.7 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

         5.8 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

         5.9 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by facsimile or other electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law, or by commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if delivered by hand, facsimile, other electronic transmission or commercial courier service, or the time such notice is dispatched, if delivered through the mails.

         5.10 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

         5.11 Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

         5.12 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

                                   ARTICLE VI
                                   AMENDMENTS


         6.1 By the Board of Directors. Except as is otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

                                  ARTICLE VII
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS


         7.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as a controlling person of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in
Section 7.2 of this Article VII, the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the Board of Directors of the corporation, (c) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, unless the Delaware General Corporation Law then so prohibits, the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

         7.2 Right of Claimant to Bring Suit. If a claim under Section 7.1 is not paid in full by the corporation within ninety (90) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

         7.3 Indemnification of Employees and Agents. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

         7.4 Non-Exclusivity of Rights. The rights conferred on any person in Sections 7.1 and 7.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         7.5 Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VII.

         7.6 Insurance. The corporation may maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         7.7 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VII by the stockholders and the directors of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment, repeal or modification.

                            CERTIFICATE OF SECRETARY

                                       OF

                                MMC ENERGY, INC.

                            (a Delaware corporation)

         I, Denis Gagnon, the Secretary of MMC Energy, Inc., a Delaware corporation (the "Corporation"), hereby certify that the Bylaws to which this Certificate is attached are the Bylaws of the Corporation.

         Executed effective on the ____ day of __________, 2006.


                                          ---------------------------
                                          Denis Gagnon, Secretary

APPENDIX D


                           RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS
92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.


      NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.


      NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

      NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.


      NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.


       NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.


      NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.


      NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.


      NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.


      NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.


       NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.
      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.


      NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.
      1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
              (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
              (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS.

92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.
      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.


      NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.
      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
              (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
                  (I) The surviving or acquiring entity; or
                  (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

              (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).
      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.


      NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.
      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.


      NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.


      NRS 92A.420  PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b) Must not vote his shares in favor of the proposed action.
      2. If a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.
      3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.


      NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.
      1. The subject corporation shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.
      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.


      NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.
      1. A  stockholder  to whom a dissenter's  notice is sent must:
      (a) Demand payment;
      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.


      NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.
      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.


      NRS 92A.460  PAYMENT FOR SHARES: GENERAL REQUIREMENTS.
      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation's registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation's estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.


      NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.
      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

      NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.
      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.


      NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.
      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.


      NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.
      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.